Exhibit 99.(t)

POWER OF ATTORNEY

FLOWSTONE OPPORTUNITY FUND

(the “Fund”)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Christopher Mendoza, Richard Joseph, Joshua B. Deringer and Andrew Jones as his or her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, to sign any and all Pre-Effective Amendments and/or Post-Effective Amendments to the Registration Statement of the Fund on Form N-2 and any filings made with any state regulatory agency or authority, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney to be effective as of this 10th day of March, 2026.

/s/ Katie Caldwell
Signature

Katie Caldwell
Name
Title:

POWER OF ATTORNEY

FLOWSTONE OPPORTUNITY FUND

(the “Fund”)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Christopher Mendoza, Richard Joseph, Joshua B. Deringer and Andrew Jones as his or her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, to sign any and all Pre-Effective Amendments and/or Post-Effective Amendments to the Registration Statement of the Fund on Form N-2 and any filings made with any state regulatory agency or authority, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney to be effective as of this 10th day of March, 2026.

/s/ Nancy Stokes
Signature

Nancy Stokes
Name
Title: Independent Trustee

POWER OF ATTORNEY

FLOWSTONE OPPORTUNITY FUND

(the “Fund”)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Christopher Mendoza, Richard Joseph, Joshua B. Deringer and Andrew Jones as his or her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, to sign any and all Pre-Effective Amendments and/or Post-Effective Amendments to the Registration Statement of the Fund on Form N-2 and any filings made with any state regulatory agency or authority, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney to be effective as of this 10th day of March, 2026.

/s/ Stanley P. Mavromates
Signature

Stanley P. Mavromates
Name
Title:

POWER OF ATTORNEY

FLOWSTONE OPPORTUNITY FUND

(the “Fund”)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Christopher Mendoza, Richard Joseph, Joshua B. Deringer and Andrew Jones as his or her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, to sign any and all Pre-Effective Amendments and/or Post-Effective Amendments to the Registration Statement of the Fund on Form N-2 and any filings made with any state regulatory agency or authority, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney to be effective as of this 10 day of March, 2026.

/s/ Frank Strauss
Signature

Frank Strauss
Name
Title:

POWER OF ATTORNEY

FLOWSTONE OPPORTUNITY FUND

(the “Fund”)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Christopher Mendoza, Richard Joseph, Joshua B. Deringer and Andrew Jones as his or her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, to sign any and all Pre-Effective Amendments and/or Post-Effective Amendments to the Registration Statement of the Fund on Form N-2 and any filings made with any state regulatory agency or authority, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney to be effective as of this 23rd day of March, 2026.

/s/ Brad Morrow
Signature

Brad Morrow
Name
Title:

POWER OF ATTORNEY

FLOWSTONE OPPORTUNITY FUND

(the “Fund”)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Christopher Mendoza, Richard Joseph, Joshua B. Deringer and Andrew Jones as his or her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, to sign any and all Pre-Effective Amendments and/or Post-Effective Amendments to the Registration Statement of the Fund on Form N-2 and any filings made with any state regulatory agency or authority, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney to be effective as of this 28 day of May, 2026.

/s/ J. Stanford Willie
Signature

J. Stanford Willie
Name
Title: Board Member

POWER OF ATTORNEY

FLOWSTONE OPPORTUNITY FUND

(the “Fund”)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Christopher Mendoza, Richard Joseph, Joshua B. Deringer and Andrew Jones as his or her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, to sign any and all Pre-Effective Amendments and/or Post-Effective Amendments to the Registration Statement of the Fund on Form N-2 and any filings made with any state regulatory agency or authority, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney to be effective as of this 28 day of May, 2026.

/s/ Nimisha Srivastava
Signature

Name: Nimisha Srivastava
Title: Trustee